SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): August 21, 1998
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                      Noise Cancellation Technologies, Inc.

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              (Exact name of Registrant as specified in Charter)


   Delaware                          0-18267                 59-2501025
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(State or other juris-              (Commission             (IRS Employer
diction of incorporation            File Number)            Identification
                                                            Number)

1025 West Nursery Road, Linthicum, Maryland                 21090
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number including area code:          (410) 636-8700


                                      None
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        (Former name or former address, if changes since last report)

Item 5.  Other Events.

     On August 21, 1998 the Board of Directors of Noise Cancellation Technologies, Inc. (the "Company") established October 20, 1998 as the date of the next Annual Meeting of Stockholders of the Company and September 21, 1998 as the Record Date for determining the persons entitled to notice and to vote as stockholders of the Company at such Annual Meeting. As reported previously, such dates were to be September 10, 1998 and July 14, 1998, respectively.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NOISE CANCELLATION TECHNOLOGEIS, INC.




                               By:   /s/ CY E. HAMMOND
                                     -----------------------
                                     Cy E. Hammond
                                     Senior Vice President,
                                     Chief Financial Officer


Date:  August 21, 1998